Exhibit 1
TC                  SPECIMEN CLASS A COMMON STOCK CERTIFICATE

                                  TEKGRAF, INC.

INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP  879102 10 1

THIS CERTIFIES THAT



IS THE OWNER OF



        FULLY PAID AND NON ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                          PAR VALUE, $.001 PER SHARE OF
                                  TEKGRAF, INC.

                              CERTIFICATE OF STOCK

(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                          Dated:

                                  TEKGRAF, INC.

                                 CORPORATE SEAL
                                      1997

                                    DELAWARE

Secretary                                                          President

                                  TEKGRAF, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  -- as tenants in common

      TEN ENT  -- as tenants by the entireties

      JT TEN   -- as joint tenants with right of
                  survivorship and not as tenants
                  in common


      UNIF GIFT MIN ACT - _____________ Custodian ____________
                             (Cust)                 (Minor)

                            under Uniform Gifts to Minors
                                 Act ______________
                                        (State)

     Additional abbreviations may also be used though not in the above list.

  For value received, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________
  (please print or typewrite name and address, including zip code, of assignee)


________________________________________________________________________________


____________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________

________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.